                                                                 EXHIBIT 10.13.3

                       FIRST AMENDMENT AND SUPPLEMENT TO
                                CREDIT AGREEMENT

                                  BY AND AMONG

                              REXENE CORPORATION,
                                  AS BORROWER,


                            THE BANK OF NOVA SCOTIA,
                                   AS AGENT,


                                      AND


                          THE LENDERS SIGNATORY HERETO



               EFFECTIVE AS OF THE FIRST AMENDMENT EFFECTIVE DATE

                       FIRST AMENDMENT AND SUPPLEMENT TO
                                CREDIT AGREEMENT

        This FIRST AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT (this "First Amendment") dated effective as of the "First Amendment Effective Date" (as defined in the hereinafter described Credit Agreement, and herein sometimes called the "Effective Date"), is by and among REXENE CORPORATION, a Delaware corporation ("Borrower"), and THE BANK OF NOVA SCOTIA (in its individual capacity, "Scotiabank"), as agent (in such capacity, "Agent") for each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with it successors and assigns, "Lender" and collectively, "Lenders").

                             W I T N E S S E T H :

        WHEREAS, Borrower, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 24, 1996 (the "Credit Agreement"), pursuant to which Lenders agreed to make loans to and extensions of credit on behalf of Borrower; and

        WHEREAS, Borrower, Agent and Lenders desire to amend the Credit Agreement in the particulars hereinafter provided;

        NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS

        Section 1.01 Terms Defined Above. As used in this First Amendment, each of the terms "Agent," "Borrower," "Credit Agreement," "First Amendment," "Scotiabank," "Lender," and "Lenders" shall have the meaning assigned to such term hereinabove.

        Section 1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

        Section 1.03 Other Definitional Provisions.

              (a) The words "hereby," "herein," "hereinafter," "hereof", "hereto" and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.

              (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.

                   ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

        Borrower, Agent and Lenders agree that the Credit Agreement is hereby amended, effective as of the First Amendment Effective Date, in the following particulars.

        Section 2.01    Amendments and Supplements to Definitions.

              (a) The term "Agreement," as defined in the Credit Agreement, is hereby amended to mean the Credit Agreement, as amended and supplemented by this First Amendment and as the same may from time to time be further amended or supplemented.

              (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

                   "First Amendment" shall mean that certain First Amendment
              and Supplement to Credit Agreement dated effective as of the First Amendment Effective Date, by and among Borrower, Agent and Lenders.

                   "First Amendment Effective Date" shall mean the date upon
              which the Borrower accepts a commitment from Scotiabank for the refinancing of the Indebtedness upon terms mutually acceptable to the Borrower and Scotiabank.

                   "Preferred Stock" shall mean the shares of non-convertible up to 13% cumulative preferred stock, par value $.01 per share, issued or to be issued by the Borrower during the period of one year from and after the First Amendment Effective Date.

        Section 2.02 Amendments and Supplements to Article VII. The first full sentence of Section 7.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                   "Proceeds of the Loans may be used by Borrower for general corporate purposes including, but not limited to, the payment of reimbursement obligations under Section 2.09, and $35,000,000 in proceeds of Loans may be used by Borrower for a period of one year from and after the First Amendment Effective Date to purchase shares of its issued and outstanding common stock; provided, however, it is hereby understood and agreed that, except as provided in this Section 7.07, neither Agent nor Lenders shall have any obligation to make any future Loans to Borrower for the purpose of purchasing any of its Capital Stock."

        Section 2.03 Amendments and Supplements to Article IX. Section 9.04 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "Section 9.04    Restricted Payments. Neither the Borrower nor
         any Restricted Subsidiary will declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders or repay, purchase, repurchase, defease or make any prepayments on the Senior Unsecured Notes; provided, however, so long as no Default has occurred and is continuing hereunder or would occur as a consequence thereof:

                          (a) for a period of one year from and after the First Amendment Effective Date, the Borrower may purchase shares of its issued and outstanding common stock, in an aggregate amount not to exceed $85,000,000, $35,000,000 of the purchase price of which may be paid using the proceeds of Loans to the Borrower hereunder, with the balance to be paid out of the proceeds received by the Borrower from the issuance of the Preferred Stock; provided further that, except as set forth in this Section 9.04(a), neither Agent nor Lenders shall have any obligation to permit Borrower to purchase any further shares of its Capital Stock; and

                          (b) the Borrower and any Restricted Subsidiary may declare and pay (i) dividends payable in Capital Stock of the Borrower, or (ii) dividends or distributions payable to the Borrower or any Restricted Subsidiary; provided further that the Borrower may (x) declare and pay cash dividends on the common stock of the Borrower in an amount not exceeding
                 (A) with respect to cash dividends declared during the 1996 fiscal year, $5,000,000; and (B) with respect to cash dividends declared during each fiscal year after 1996, the lesser of (1) $5,000,000 per annum or (2) an amount which, together with all other cash dividends declared after December 31, 1996, shall not exceed fifty (50%) percent of aggregate Consolidated Net Income for the period (computed as a single period) from January 1, 1996 through the last day of fiscal quarter preceding the date on which such cash dividend was declared, and (y) declare and pay quarterly cash dividends on $50,000,000 of the Preferred Stock of Borrower at the specified rate not in excess of 13% per annum."

                           ARTICLE III. MISCELLANEOUS

         Section 3.01. Adoption, Ratification and Confirmation of Credit Agreement. Each of the Borrower, Agent, and Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

         Section 3.02 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

         Section 3.03 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the First Amendment Effective Date upon the execution of one or more counterparts hereof by Borrower, Agent and Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument.

         Section 3.04 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as the cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

         Section 3.05 Entire Agreement. This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

         Section 3.06 Invalidity. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

         Section 3.07. Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

         Section 3.08 Governing Law. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of New York.

         THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS SUPPLEMENTED AND AMENDED HEREBY, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                          REXENE CORPORATION

                                   By:  /s/ GEFF PERERA
                                      ---------------------------------------
                                   Name:  Geff Perera
                                        -------------------------------------
                                   Title:  Executive Vice President & Chief
                                           Financial Officer
                                         ------------------------------------

AGENT AND LENDERS:                 THE BANK OF NOVA SCOTIA, individually and
                                   as Agent

                                   By:   The Bank of Nova Scotia, Atlanta
                                         Agency

                                         By:  /s/
                                            ---------------------------------
                                         Name:
                                              -------------------------------
                                         Title:
                                               ------------------------------

                                   MELLON BANK, N.A.

                                   By:  /s/
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------

                                   ABN AMRO BANK N.V. HOUSTON AGENCY

                                   By:   ABN AMRO NORTH AMERICA, INC.,
                                         as Agent


                                         By:  /s/
                                            ---------------------------------
                                         Name:
                                              -------------------------------
                                         Title:
                                               ------------------------------


                                         By:  /s/
                                            ---------------------------------
                                         Name:
                                              -------------------------------
                                         Title:
                                               ------------------------------

                                      DEN NORSKE BANK ASA

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      CREDIT LYONNAIS NEW YORK BRANCH

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                      SOCIETE GENERALE, SOUTHWEST AGENCY

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      NATIONAL BANK OF CANADA

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      THE YASUDA TRUST AND BANKING
                                      COMPANY, LIMITED

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------